UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant:	☒
Filed by a Party other than the Registrant:	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Langer, Inc.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

LANGER, INC.
450 Commack Road
Deer Park, New York 11729-4510

March 21, 2007

To Our Stockholders:

We refer to the notice of meeting and proxy statement dated as of March 20, 2007 (the “Proxy Statement”), and proxy card (the “Proxy Card”) in connection with the Special Meeting of Stockholders of the Company which is called for April 19, 2007, to advise you of an error in the Proxy Statement.

The number of shares of Common Stock outstanding and entitled to vote at the Special Meeting, as set forth on pages 2 and 3 of the Proxy Statement, is incorrect. The correct number of shares of Common Stock outstanding and entitled to vote at the Special Meeting is 11,450,915.

Enclosed with this letter is a Proxy Card. If you have already signed and mailed your Proxy Card and would like to change your vote, you may do so with the enclosed Proxy Card. If you have already signed and mailed your Proxy Card and do not wish to change your vote, you do not have to do anything further. If you have not yet signed and mailed your Proxy Card, please do so now with the enclosed Proxy Card.

Your vote is important and will be greatly appreciated. You may revoke your proxy and vote in person if you decide to attend the Special Meeting of Stockholders.

Cordially,

Langer, Inc.

W. Gray Hudkins
President and Chief Executive Officer

This Proxy is Solicited on behalf of the Board of Directors of

LANGER, INC.

SPECIAL MEETING OF STOCKHOLDERS
April 19, 2007

The undersigned hereby appoints W. Gray Hudkins and Warren B. Kanders as proxies, each with full power of substitution, and hereby authorizes each of them to appear and vote, as designated below, all shares of Common Stock of Langer, Inc., held of record by the undersigned on February 22, 2007, at the Special Meeting of Stockholders to be held on April 19, 2007, and any adjournments or postponements thereof, and in their discretion upon any and all other matters which may properly be brought before the meeting or any adjournments or postponements thereof, and hereby revokes all earlier proxies of the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED “FOR” EACH PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH PROPOSAL.

(To be Signed on Reverse Side)

Please date, sign and mail your
proxy card back as soon as possible!

Special Meeting of Stockholders
LANGER, INC.

April 19, 2007

☒ Please mark your votes as in this example.

1.

To approve the issuance of 6,183,492 shares of the Company’s common stock, $0.02 par value, issuable upon the conversion of our 5% Convertible Subordinated Notes due December 7, 2011 as contemplated by the Note Purchase Agreement dated December 8, 2006.

	FOR ☐	AGAINST ☐	ABSTAIN ☐
2.

To transact such other business as may properly come before the special meeting or any postponements or adjournments thereof, including to consider any procedural matters incident to the conduct of the special meeting, such as the postponement of the special meeting in order to solicit additional proxies to vote in favor of the matter presented at the special meeting.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE DATE, SIGN AND RETURN THIS PROXY.

THANK YOU.

Signature of Stockholder(s)

Dated: ___________, 2007

NOTE: Signature should agree with name on stock certificate as printed thereon. Executors, administrators, trustees and other fiduciaries should so indicate when signing.